Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of NeoGenomics,  Inc. (the "Company") on
Form 10-QSB for the period  ending  March 31, 2004 as filed with the  Securities and Exchange Commission on the date hereof (the "Periodic Report"), I, Thomas H.
White, Chief Executive Officer of the Company,  certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The  Periodic  Report  fully  complies  with the  requirements  of the
          Securities Exchange Act of 1934; and

     (2)  The information  contained in the Periodic Report fairly presents,  in
          all  material  respects,   the  financial  condition  and  results  of
          operations of the Company.

             Date:   May 14, 2004                  /s/ Thomas H. White
                                                   Thomas H. White
                                                   Chief Executive and
                                                   Principal Financial Officer